UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
December 1, 2021
CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders
Campbell Soup Company ("Campbell") held its Annual Meeting of Shareholders on December 1, 2021. The final results of voting with respect to each matter of business are set forth below.
Management Proposals:
1. Election of Directors
The nominees for election to the Board of Directors (“Board”) were elected, each until the next Annual Meeting of Shareholders or their earlier resignation or retirement. For each nominee, the votes cast for, against, abstentions, and broker non-votes were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Fabiola R. Arredondo	256,443,156	3,012,638	831,715	16,489,076
Howard M. Averill	256,440,003	2,799,888	1,047,618	16,489,076
John P. (JP) Bilbrey	257,007,623	2,413,010	866,876	16,489,076
Mark A. Clouse	257,775,808	1,531,028	980,673	16,489,076
Bennett Dorrance	254,448,368	5,006,411	832,730	16,489,076
Maria Teresa (Tessa) Hilado	255,887,284	3,622,073	778,152	16,489,076
Grant H. Hill	257,680,052	1,644,861	962,596	16,489,076
Sarah Hofstetter	256,494,706	2,987,421	805,382	16,489,076
Marc B. Lautenbach	256,517,197	2,712,081	1,058,231	16,489,076
Mary Alice D. Malone	254,499,333	5,038,107	750,069	16,489,076
Keith R. McLoughlin	257,574,481	1,763,839	949,189	16,489,076
Kurt T. Schmidt	257,283,090	2,072,463	931,956	16,489,076
Archbold D. van Beuren	253,924,573	5,574,453	788,483	16,489,076

2. Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal 2022
The proposal to ratify the appointment of PricewaterhouseCoopers LLP as Campbell's independent registered public accounting firm for fiscal 2022 was approved. The votes cast for and against this proposal, as well as the abstentions were as follows:

For	Against	Abstain
266,145,512	9,627,831	1,003,242
There were no broker non-votes for this proposal.

3. Advisory Vote on Fiscal 2021 Executive Compensation
The resolution to approve, on an advisory basis, the compensation of Campbell's executive officers named in the proxy statement for the 2021 Annual Meeting of Shareholders was approved. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
245,558,588	13,484,371	1,244,550	16,489,076

Shareholder Proposals:
4. Simple Majority Vote
A non-binding shareholder proposal requesting that the Board replace supermajority voting provisions in Campbell’s Restated Certificate of Incorporation and By-Laws with simple majority voting provisions was not approved. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
106,645,145	152,805,052	837,312	16,489,076

5. Virtual Shareholder Meetings
A non-binding shareholder proposal requesting that Campbell adopt a policy, and amend its governing documents as necessary, to ensure that all shareholder meetings be held, either in whole or in part, through virtual means was not approved. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
59,907,194	199,577,191	803,124	16,489,076

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY

Date: December 2, 2021	By:	/s/ Charles A. Brawley, III
Charles A. Brawley, III
Vice President, Corporate Secretary and Deputy General Counsel